Exhibit 99.2

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF INCOME

	Unaudited For the Fiscal Quarter Ended		Unaudited For the Fiscal Year Ended
(Amounts in thousands, except per share data)	4/27/2019	4/28/2018	4/27/2019	4/28/2018
Sales	$453,791	$420,025	$1,745,401	$1,583,947
Cost of sales	264,018	253,831	1,042,831	961,200
Gross profit	189,773	166,194	702,570	622,747
Selling, general and administrative expense	152,602	120,487	572,896	493,378
Operating income	37,171	45,707	129,674	129,369
Interest expense	(399)	(108)	(1,542)	(538)
Interest income	569	546	2,103	1,709
Pension termination charge	(32,671)	—	(32,671)	—
Other expense, net	(191)	(1,379)	(2,237)	(1,650)
Income before income taxes	4,479	44,766	95,327	128,890
Income tax expense	2,812	10,406	25,186	47,295
Net income	1,667	34,360	70,141	81,595
Net income attributable to noncontrolling interests	(139)	(150)	(1,567)	(729)
Net income attributable to La-Z-Boy Incorporated	$1,528	$34,210	$68,574	$80,866

Basic weighted average common shares	46,889	46,928	46,828	47,621
Basic net income attributable to La-Z-Boy Incorporated per share	$0.03	$0.73	$1.46	$1.69

Diluted weighted average common shares	47,369	47,472	47,333	48,135
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.03	$0.72	$1.44	$1.67

LA-Z-BOY INCORPORATED

CONSOLIDATED BALANCE SHEET

	Unaudited
(Amounts in thousands, except par value)	4/27/2019	4/28/2018
Current assets
Cash and equivalents	$129,819	$134,515
Restricted cash	1,968	2,356
Receivables, net of allowance of $2,180 at 4/27/19 and $1,956 at 4/28/18	143,288	154,055
Inventories, net	196,899	184,841
Other current assets	69,144	42,451
Total current assets	541,118	518,218
Property, plant and equipment, net	200,523	180,882
Goodwill	185,867	75,254
Other intangible assets, net	29,907	18,190
Deferred income taxes — long-term	20,670	21,265
Other long-term assets, net	81,705	79,158
Total assets	$1,059,790	$892,967

Current liabilities
Current portion of long-term debt	$180	$223
Accounts payable	65,365	62,403
Accrued expenses and other current liabilities	173,091	118,721
Total current liabilities	238,636	181,347
Long-term debt	19	199
Other long-term liabilities	124,159	86,205
Contingencies and commitments
Shareholders’ equity
Preferred shares — 5,000 authorized; none issued	—	—
Common shares, $1 par value — 150,000 authorized; 46,955 outstanding at 4/27/19 and 46,788 outstanding at 4/28/18	46,955	46,788
Capital in excess of par value	313,168	298,948
Retained earnings	325,847	291,644
Accumulated other comprehensive loss	(3,462)	(25,199)
Total La-Z-Boy Incorporated shareholders’ equity	682,508	612,181
Noncontrolling interests	14,468	13,035
Total equity	696,976	625,216
Total liabilities and equity	$1,059,790	$892,967

LA-Z-BOY INCORPORATED

CONSOLIDATED STATEMENT OF CASH FLOWS

	Unaudited For the Fiscal Year Ended
(Amounts in thousands)	4/27/2019	4/28/2018
Cash flows from operating activities
Net income	$70,141	$81,595
Adjustments to reconcile net income to cash provided by operating activities
Gain on disposal of assets	(325)	(2,108)
Gain on conversion of investment	—	(2,204)
Gain on sale of investments	(656)	(770)
Change in deferred taxes	(1,668)	17,261
Change in provision for doubtful accounts	502	276
Depreciation and amortization	31,147	31,767
Stock-based compensation expense	10,981	9,474
Pension termination charge	32,671	—
Pension plan contributions	(7,000)	(2,000)
Change in receivables	7,195	(2,801)
Change in inventories	3,135	(8,009)
Change in other assets	(7,737)	(3,245)
Change in accounts payable	(2,388)	6,602
Change in other liabilities	14,747	(10,088)
Net cash provided by operating activities	150,745	115,750
Cash flows from investing activities
Proceeds from disposals of assets	1,941	1,440
Proceeds from property insurance	184	2,087
Capital expenditures	(48,433)	(36,337)
Purchases of investments	(20,698)	(28,593)
Proceeds from sales of investments	20,944	22,674
Acquisitions, net of cash acquired	(76,505)	(16,495)
Net cash used for investing activities	(122,567)	(55,224)
Cash flows from financing activities
Payments on debt	(223)	(262)
Payments for debt issuance costs	—	(231)
Stock issued for stock and employee benefit plans, net of shares withheld for taxes	13,901	2,977
Purchases of common stock	(22,957)	(56,730)
Dividends paid	(23,508)	(22,009)
Net cash used for financing activities	(32,787)	(76,255)
Effect of exchange rate changes on cash and equivalents	(475)	1,741
Change in cash, cash equivalents and restricted cash	(5,084)	(13,988)
Cash, cash equivalents and restricted cash at beginning of period	136,871	150,859
Cash, cash equivalents and restricted cash at end of period	$131,787	$136,871

Supplemental disclosure of non-cash investing activities
Capital expenditures included in accounts payable	$3,250	$5,667

LA-Z-BOY INCORPORATED

SEGMENT INFORMATION

	Unaudited For the Fiscal Quarter Ended		Unaudited For the Fiscal Year Ended
(Amounts in thousands)	4/27/2019	4/28/2018	4/27/2019	4/28/2018
Sales
Upholstery segment:
Sales to external customers	$257,388	$270,668	$1,016,957	$1,010,097
Intersegment sales	65,915	56,569	251,285	217,266
Upholstery segment sales	323,303	327,237	1,268,242	1,227,363

Casegoods segment:
Sales to external customers	21,903	27,098	95,677	95,919
Intersegment sales	4,742	3,505	18,796	15,474
Casegoods segment sales	26,645	30,603	114,473	111,393

Retail segment sales	151,870	121,545	570,201	474,613

Corporate and Other:
Sales to external customers	22,630	714	62,566	3,318
Intersegment sales	2,290	2,582	11,446	9,421
Corporate and Other sales	24,920	3,296	74,012	12,739

Eliminations	(72,947)	(62,656)	(281,527)	(242,161)
Consolidated sales	$453,791	$420,025	$1,745,401	$1,583,947

Operating Income (Loss)
Upholstery segment	$37,304	$41,927	$127,906	$130,349
Casegoods segment	2,416	2,808	12,589	11,641
Retail segment	12,743	7,963	37,922	20,709
Corporate and Other	(15,292)	(6,991)	(48,743)	(33,330)
Consolidated operating income	$37,171	$45,707	$129,674	$129,369

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Fiscal Quarter Ended	7/28/2018	10/27/2018	1/26/2019	4/27/2019
Sales	$384,695	$439,333	$467,582	$453,791
Cost of sales	236,173	264,928	277,712	264,018
Gross profit	148,522	174,405	189,870	189,773
Selling, general and administrative expense	125,362	145,905	149,027	152,602
Operating income	23,160	28,500	40,843	37,171
Interest expense	(104)	(501)	(538)	(399)
Interest income	602	392	540	569
Pension termination charge	—	—	—	(32,671)
Other income (expense), net	892	(1,997)	(941)	(191)
Income before income taxes	24,550	26,394	39,904	4,479
Income tax expense	5,599	6,045	10,730	2,812
Net income	18,951	20,349	29,174	1,667
Net income attributable to noncontrolling interests	(648)	(337)	(443)	(139)
Net income attributable to La-Z-Boy Incorporated	$18,303	$20,012	$28,731	$1,528

Diluted weighted average common shares	47,161	47,259	47,091	47,369
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.39	$0.42	$0.61	$0.03

Dividends declared per share	$0.12	$0.12	$0.13	$0.13

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Fiscal Quarter Ended	7/29/2017	10/28/2017	1/27/2018	4/28/2018
Sales	$357,079	$393,205	$413,638	$420,025
Cost of sales	217,976	238,253	251,140	253,831
Gross profit	139,103	154,952	162,498	166,194
Selling, general and administrative expense	122,805	120,683	129,403	120,487
Operating income	16,298	34,269	33,095	45,707
Interest expense	(157)	(160)	(113)	(108)
Interest income	343	376	444	546
Other income (expense), net	1,749	(926)	(1,094)	(1,379)
Income before income taxes	18,233	33,559	32,332	44,766
Income tax expense	6,489	10,353	20,047	10,406
Net income	11,744	23,206	12,285	34,360
Net income attributable to noncontrolling interests	(93)	(310)	(176)	(150)
Net income attributable to La-Z-Boy Incorporated	$11,651	$22,896	$12,109	$34,210

Diluted weighted average common shares	48,846	48,297	47,757	47,472

Diluted net income attributable to La-Z-Boy Incorporated per share	$0.24	$0.47	$0.25	$0.72

Dividends declared per share	$0.11	$0.11	$0.12	$0.12

LA-Z-BOY INCORPORATED

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Unaudited for the Fiscal Quarter Ended		Unaudited for the Fiscal Year Ended
(Amounts in thousands, except per share data)	4/27/2019	4/28/2018	4/27/2019	4/28/2018

GAAP gross profit	$189,773	$166,194	$702,570	$622,747
Add back: Purchase accounting charges — incremental expense upon the sale of inventory acquired at fair value	175	99	3,086	474
Non-GAAP gross profit	$189,948	$166,293	$705,656	$623,221

GAAP SG&A	$152,602	$120,487	$572,896	$493,378
Less: Purchase accounting charges — amortization of intangible assets and retention agreements	(1,594)	(106)	(3,831)	(449)
Non-GAAP SG&A	$151,008	$120,381	$569,065	$492,929

GAAP operating income	$37,171	$45,707	$129,674	$129,369
Add back: Purchase accounting charges	1,769	205	6,917	923
Non-GAAP operating income	$38,940	$45,912	$136,591	$130,292

GAAP income before income taxes	$4,479	$44,766	$95,327	$128,890
Add back: Purchase accounting charges recorded as part of gross profit, SG&A, and interest expense	1,959	205	7,486	923
Add back: Pension termination charge	32,671	—	32,671	—
Non-GAAP income before income taxes	$39,109	$44,971	$135,484	$129,813

GAAP net income attributable to La-Z-Boy Incorporated	$1,528	$34,210	$68,574	$80,866
Add back: Purchase accounting charges recorded as part of gross profit, SG&A, and interest expense	1,959	205	7,486	923
Add back: Pension termination charge	32,671	—	32,671	—
Less: Tax effect of purchase accounting and pension termination charge	(5,915)	(24)	(7,275)	(339)
Non-GAAP net income attributable to La-Z-Boy Incorporated	$30,243	$34,391	$101,456	$81,450

GAAP net income attributable to La-Z-Boy Incorporated per diluted share	$0.03	$0.72	$1.44	$1.67
Add back: Purchase accounting charges, net of tax, per share	0.03	—	0.12	0.01
Add back: Pension termination charge, net of tax, per share	0.58	—	0.58	—
Non-GAAP net income attributable to La-Z- Boy Incorporated per diluted share	$0.64	$0.72	$2.14	$1.68

LA-Z-BOY INCORPORATED

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

SEGMENT INFORMATION

	Unaudited for the Fiscal Quarter Ended
(Amounts in thousands)	4/27/2019	% of sales	4/28/2018	% of sales

GAAP operating income (loss)
Upholstery segment	$37,304	11.5%	$41,927	12.8%
Casegoods segment	2,416	9.1%	2,808	9.2%
Retail segment	12,743	8.4%	7,963	6.6%
Corporate and Other	(15,292)	N/M	(6,991)	N/M
GAAP Consolidated operating income	$37,171	8.2%	$45,707	10.9%

Purchase accounting charges affecting operating income
Upholstery segment	$57		$106
Casegoods segment	—		—
Retail segment	175		99
Corporate and Other	1,537		—
Consolidated purchase accounting charges affecting operating income	$1,769		$205

Non-GAAP operating income (loss)
Upholstery segment	$37,361	11.6%	$42,033	12.8%
Casegoods segment	2,416	9.1%	2,808	9.2%
Retail segment	12,918	8.5%	8,062	6.6%
Corporate and Other	(13,755)	N/M	(6,991)	N/M
Non-GAAP Consolidated operating income	$38,940	8.6%	$45,912	10.9%

	Unaudited for the Fiscal Year Ended
(Amounts in thousands)	4/27/2019	% of sales	4/28/2018	% of sales

GAAP operating income (loss)
Upholstery segment	$127,906	10.1%	$130,349	10.6%
Casegoods segment	12,589	11.0%	11,641	10.5%
Retail segment	37,922	6.7%	20,709	4.4%
Corporate and Other	(48,743)	N/M	(33,330)	N/M
GAAP Consolidated operating income	$129,674	7.4%	$129,369	8.2%

Purchase accounting charges affecting operating income
Upholstery segment	$20		$222
Casegoods segment	—		—
Retail segment	1,683		701
Corporate and Other	5,214		—
Consolidated purchase accounting charges affecting operating income	$6,917		$923

Non-GAAP operating income (loss)
Upholstery segment	$127,926	10.1%	$130,571	10.6%
Casegoods segment	12,589	11.0%	11,641	10.5%
Retail segment	39,605	6.9%	21,410	4.5%
Corporate and Other	(43,529)	N/M	(33,330)	N/M
Non-GAAP Consolidated operating income	$136,591	7.8%	$130,292	8.2%

N/M — Not Meaningful